SSGA ACTIVE TRUST

SPDR SSGA Multi-Asset Real Return ETF

SPDR SSGA US Sector Rotation ETF

(the “Funds”)

Supplement dated March 10, 2020 to the Prospectus

and Statement of Additional Information (“SAI”)

each dated October 31, 2019, as may be supplemented from time to time

Effective March 16, 2020 (the “Effective Date”), John Gulino will no longer serve as a Portfolio Manager of the Funds. Accordingly, as of the Effective Date, all references in the Prospectus and SAI to John Gulino as a Portfolio Manager of the Funds are deleted in their entirety.

Robert Guiliano and Michael Martel will remain Portfolio Managers of the SPDR SSGA Multi-Asset Real Return ETF.

Michael Martel and Michael Narkiewicz will remain Portfolio Managers of the SPDR SSGA US Sector Rotation ETF.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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